UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):   September 10, 2019

PLUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Marathon Blvd., Suite 200, Austin, Texas 78756

(Address of principal executive offices, with zip code)

(737) 255-7194

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PSTV	The Nasdaq Capital Market
Series S Warrant	PSTVZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01. Other Events.

Plus Therapeutics, Inc. (“we,” “our” or the “Company”) is filing this Current Report on Form 8-K to revise and recast our historical consolidated financial statements and other information included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 10-K”), and our unaudited consolidated condensed financial statements in our Quarterly Report for the quarter ended March 31, 2019 (the “Q1 2019 10-Q”) in Exhibit 99.1 and Exhibit 99.2, respectively. The information included in Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K presents the financial results of our former Cell Therapy business and related assets (as described below) as a discontinued operation and retroactively adjusts all share and per share amounts to reflect the August 2019 Reverse Stock Split (as defined below) for all periods presented. These updates are consistent with the presentation of all share and per share disclosures and the presentation of discontinued operations included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 filed with the Securities and Exchange Commission (the “SEC”) on August 15, 2019, and with rules of the SEC requiring the reissuance of prior period financial statements included or incorporated by reference in a registration statement or proxy statement to retrospectively revise and reclassify such pre-event financial statements to reflect accounting changes, such as discontinued operations.

As previously disclosed, on March 30, 2019, the Company entered into an Asset and Share Sale and Purchase Agreement (the “Lorem Purchase Agreement”) with Lorem Vascular Pte. Ltd. (“Lorem”), pursuant to which, among other things, Lorem agreed to purchase the Company’s UK subsidiary, Cytori Ltd. (the “UK Subsidiary”), and the Company’s Cell Therapy assets, excluding such assets used in Japan or relating to the Company’s contract with the U.S. Department of Health and Human Service’s Biomedical Advanced Research and Development Authority (“ BARDA”).  Both the Company and Lorem made customary representations, warranties and covenants in the Lorem Purchase Agreement. The transaction was completed on April 24, 2019 and the Company received $4.0 million of cash proceeds, of which $1.7 million was used to pay down principal, interest and fees under the Loan and Security Agreement, dated May 29, 2015 (the “Loan and Security Agreement”), as amended, with Oxford Finance, LLC (“Oxford”).

As previously disclosed, on April 19, 2019, the Company entered into an Asset and Share Sale and Purchase Agreement (the “Shirahama Purchase Agreement”) with Seijirō Shirahama, pursuant to which, among other things, Mr. Shirahama agreed to purchase the Company’s Japanese subsidiary, Cytori Therapeutics, K.K. (the “Japanese Subsidiary”), and substantially all of the Company’s Cell Therapy assets used in Japan. Both the Company and Mr. Shirahama made customary representations, warranties and covenants in the Shirahama Purchase Agreement. The transaction was completed on April 25, 2019 and the Company received $3.0 million of cash proceeds, of which $1.4 million was used to pay down principal, interest and fees under the Loan and Security Agreement.

As previously disclosed, on July 29, 2019, the Company amended its Certificate of Incorporation with the State of Delaware to change its corporate name from Cytori Therapeutics, Inc. to Plus Therapeutics, Inc. The Company also changed its trading symbol for its common stock on the Nasdaq Capital Market to “PSTV”. Additionally, the Company changed its trading symbol for its Series S warrants to “PSTVZ”.

As previously disclosed, on August 5, 2019, following stockholder and Board approval, the Company filed a Certificate of Amendment (the “August 2019 Amendment”) to its Amended and Restated Certificate of Incorporation (the “Amendment”), as amended, with the Secretary of State of the State of Delaware to effectuate a one-for-fifty (1:50) reverse stock split (the “August 2019 Reverse Stock Split”) of its common stock, par value $0.001 per share, without any change to its par value or the number of authorized common stock. The August 2019 Amendment became effective on the filing date. The August 2019 Reverse Stock Split became effective for trading purposes as of the commencement of trading on the Nasdaq Capital Market on August 6, 2019. There was no change in the Company’s Nasdaq ticker symbol, “PSTV,” as a result of the August 2019 Reverse Stock Split. Upon effectiveness, each 50 shares of issued and outstanding Common Stock were converted into one newly issued and outstanding share of Common Stock. The Company’s 5,000,000 shares of authorized Preferred Stock were not affected by the August 2019 Reverse Stock Split. No fractional shares were issued in connection with the August 2019 Reverse Stock Split. Any fractional shares of Common Stock that would have otherwise resulted from the August 2019 Reverse Stock Split were rounded up to the nearest whole share. Outstanding equity awards and the shares available for future grant under the Company’s Amended and Restated 2004 Equity Incentive Plan, 2011 Employee Stock Purchase Plan, 2014 Amended and Restated Equity Incentive Plan and 2015 New Employee Incentive Plan were proportionately reduced (rounded down to the nearest whole share), and the exercise prices of outstanding equity awards were proportionately increased (rounded up to the nearest whole cent) to give effect to the August 2019 Reverse Stock Split.

All share and per share amounts have been adjusted retroactively to reflect the August 2019 Reverse Stock Split for all periods presented in Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.

The information included in Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K is presented in connection with the reporting changes described above and does not otherwise amend or restate our audited consolidated financial statements that were included in the 2018 10-K and the Q1 2019 10-Q. Unaffected items and unaffected portions of the 2018 10-K and 2019 Q1 10-Q have not been repeated in, and are not amended or modified by the Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K. Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K do not reflect events occurring after we filed the 2018 10-K or Q1 2019 10-Q and do not modify or update the disclosures therein in any way, other than to reflect the presentation of our former Cell Therapy business as a discontinued operation and to retroactively adjust all share and per share amounts to reflect the August 2019 Reverse Stock Split, as described above, and, where appropriate and as indicated, to reflect a more recent status of certain of our ongoing development programs. Therefore, Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K should be read in conjunction with our other filings made with the SEC, including, and subsequent to, the respective dates of the 2018 10-K and Q1 2019 10-Q.

We have revised the following portions of the 2018 10-K to reflect the retrospective revisions described above:

Part II

Item 6. Selected Financial Data

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8. Financial Statements and Supplementary Data

Part IV

Item 15 (a) (2) Financial Statement Schedules

The revised portions of the 2018 10-K are attached as Exhibit 99.1 hereto and incorporated herein by reference.

In addition, we have revised the following portions of the Q1 2019 10-Q to reflect the retrospective revisions described above:

Part I Financial Information

Item 1. Consolidated Condensed Financial Statements

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

The revised portions of the Q1 2019 10-Q are attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of BDO USA LLP

99.1

Retrospective revisions to the following portions of Plus Therapeutics’ Annual Report on Form 10-K for the year ended December 31, 2018, as originally filed with the SEC on March 29, 2019: Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data

99.2

Retrospective revisions to the following portions of Plus Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, as originally filed with the SEC on May 14, 2019: Item 1. Consolidated Condensed Financial Statements, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Database

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUS THERAPEUTICS, INC.

Date: September 10, 2019	By:	/s/ Marc H. Hedrick
President & Chief Executive Officer (Principal Executive & Financial Officer)

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